PLAN OF DISTRIBUTION
of
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.
relating to its
CLASS A SHARES

WHEREAS, American Funds Target Date Retirement Series, Inc. (the "Series") is a Maryland corporation which consists of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future;

WHEREAS, each Fund offers shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Series (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of beneficial interest of the Funds, and the Series and Distributor are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Series to bear expenses of distribution of its Class A shares; and

WHEREAS, the Board of Directors of the Series has determined that there is a reasonable likelihood that this Plan will benefit the Series and its shareholders:

NOW, THEREFORE, the Series adopts this Plan as follows:

1. Payments to Distributor. The Series may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.30% per annum of the average net assets of each Fund’s Class A shares.

Subject to the limit in this paragraph 1, the Series shall pay or reimburse the Distributor for amounts expended by the Distributor to finance any activity which is primarily intended to result in the sale of shares of each Fund including, but not limited to, payments to dealers, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders and preparation and distribution of advertising material and sales literature; provided, (i) that the Board of Directors of the Series shall have approved categories of expenses for which payment or reimbursement shall be made pursuant to this paragraph 1, and (ii) that reimbursement shall be made in accordance with the terms of the Agreement.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Series and (ii) those Directors of the Series who are not "interested persons" of the Series (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Series pursuant to this Plan or any related agreement, and the Board shall review a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Series’ Class A shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class A shares of the Series. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 31, 2008. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5. Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a. that such agreement may be terminated as to the Series at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class A shares of the Series, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b. that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class A shares of the Series unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class A shares of the Series and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Series.

8. Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Series that offer Class A shares unless the Series’ Independent Directors otherwise provide.

9. Record Retention. The Series shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Series has caused this Plan to be executed by its officers thereunto duly authorized, as of February 1, 2007.

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

By /s/ Michael J. Downer
Michael J. Downer
President

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

PLAN OF DISTRIBUTION
of
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.
relating to its
CLASS R-1 SHARES

WHEREAS, American Funds Target Date Retirement Series, Inc. (the "Series") is a Maryland corporation which consists of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future;

WHEREAS, each Fund offers shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Series (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of beneficial interest of the Funds, and the Series and Distributor are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Series to bear expenses of distribution of its Class R-1 shares; and

WHEREAS, the Board of Directors of the Series has determined that there is a reasonable likelihood that this Plan will benefit the Series and its shareholders;

NOW, THEREFORE, the Series adopts this Plan as follows:

1. Payments to Distributor. The Series may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of each Fund’s Class R-1 shares.

The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed .25%, and distribution fees ("Distribution Fees") in an amount not to exceed .75%, each such percentage being per annum of the average net assets of each Fund’s Class R-1 shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-1 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-1 shares of each Fund. Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Series and (ii) those Directors of the Series who are not "interested persons" of the Series (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Series pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Series’ Class R-1 shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class R-1 shares of the Series. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 31, 2008. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5. Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.
that such agreement may be terminated as to the Series at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class R-1 shares of the Series, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-1 shares of the Series unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-1 shares of the Series and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Series.

8. Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Series that offer Class R-1 shares unless the Series’ Independent Directors otherwise provide.

9. Record Retention. The Series shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Series has caused this Plan to be executed by its officers thereunto duly authorized, as of February 1, 2007.

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

By /s/ Michael J. Downer
Michael J. Downer
President

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

PLAN OF DISTRIBUTION
of
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.
relating to its
CLASS R-2 SHARES

WHEREAS, American Funds Target Date Retirement Series, Inc. (the "Series") is a Maryland corporation which consists of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future;

WHEREAS, each Fund offers shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Series (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of beneficial interest of the Funds, and the Series and Distributor are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Series to bear expenses of distribution of its Class R-2 shares; and

WHEREAS, the Board of Directors of the Series has determined that there is a reasonable likelihood that this Plan will benefit the Series and its shareholders;

NOW, THEREFORE, the Series adopts this Plan as follows:

1. Payments to Distributor. The Series may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of each Fund’s Class R-2 shares.

The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed .25%, and distribution fees ("Distribution Fees") in an amount not to exceed .75%, each such percentage being per annum of the average net assets of each Fund’s Class R-2 shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-2 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-2 shares of each Fund. Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Series and (ii) those Directors of the Series who are not "interested persons" of the Series (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Series pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Series’ Class R-2 shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class R-2 shares of the Series. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 31, 2008. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5. Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.
that such agreement may be terminated as to the Series at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class R-2 shares of the Series, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-2 shares of the Series unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-2 shares of the Series and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Series.

8. Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Series that offer Class R-2 shares unless the Series’ Independent Directors otherwise provide.

9. Record Retention. The Series shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Series has caused this Plan to be executed by its officers thereunto duly authorized, as of February 1, 2007.

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

By /s/ Michael J. Downer
Michael J. Downer
President

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

PLAN OF DISTRIBUTION
of
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.
relating to its
CLASS R-3 SHARES

WHEREAS, American Funds Target Date Retirement Series, Inc. (the "Series") is a Maryland corporation which consists of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future;

WHEREAS each Fund offers shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Series (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of beneficial interest of the Funds, and the Series and Distributor are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Series to bear expenses of distribution of its Class R-3 shares; and

WHEREAS, the Board of Directors of the Series has determined that there is a reasonable likelihood that this Plan will benefit the Series and its shareholders;

NOW, THEREFORE, the Series adopts this Plan as follows:

1. Payments to Distributor. The Series may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .75% per annum of the average net assets of each Fund’s Class R-3 shares.

The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed .25%, and distribution fees ("Distribution Fees") in an amount not to exceed .50%, each such percentage being per annum of the average net assets of each Fund’s Class R-3 shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-3 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-3 shares of each Fund. Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Series and (ii) those Directors of the Series who are not "interested persons" of the Series (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Series pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Series’ Class R-3 shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class R-3 shares of the Series. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 31, 2008. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5. Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.
that such agreement may be terminated as to the Series at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class R-3 shares of the Series, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-3 shares of the Series unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-3 shares of the Series and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Series.

8. Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Series that offer Class R-3 shares unless the Series’ Independent Directors otherwise provide.

9. Record Retention. The Series shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Series has caused this Plan to be executed by its officers thereunto duly authorized, as of February 1, 2007.

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

By /s/ Michael J. Downer
Michael J. Downer
President

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

PLAN OF DISTRIBUTION
of
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.
relating to its
CLASS R-4 SHARES

WHEREAS, American Funds Target Date Retirement Series, Inc. (the "Series") is a Maryland corporation which consists of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future;

WHEREAS, each Fund offers shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Series (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of beneficial interest of the Funds, and the Series and Distributor are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Series to bear expenses of distribution of its Class R-4 shares; and

WHEREAS, the Board of Directors of the Series has determined that there is a reasonable likelihood that this Plan will benefit the Series and its shareholders;

NOW, THEREFORE, the Series adopts this Plan as follows:

1. Payments to Distributor. The Series may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .50% per annum of the average net assets of each Fund’s Class R-4 shares.

The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed .25%, and distribution fees ("Distribution Fees") in an amount not to exceed .25%, each such percentage being per annum of the average net assets of each Fund’s Class R-4 shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-4 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-4 shares of each Fund. Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Series and (ii) those Directors of the Series who are not "interested persons" of the Series (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Series pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Series’ Class R-4 shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class R-4 shares of the Series. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 31, 2008. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5. Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.
that such agreement may be terminated as to the Series at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class R-4 shares of the Series, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-4 shares of the Series unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-4 shares of the Series and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Series.

8. Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Series that offer Class R-4 shares unless the Series’ Independent Directors otherwise provide.

9. Record Retention. The Series shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Series has caused this Plan to be executed by its officers thereunto duly authorized, as of February 1, 2007.

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

By /s/ Michael J. Downer
Michael J. Downer
President

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary